Exhibit 99.1




                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                }     CASE NUMBER
                                      }     02-10835
                                      }
The NewPower Company, et. al.         }     JUDGE     W. Homer Drake, Jr.
                                      }
DEBTORS                               }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 6/30/03 TO 7/31/03

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                          Paul Ferdinands
                                          ---------------------------
                                          Attorney for Debtor

Debtor's Address                          Attorney's Address
and Phone Number                          and Phone Number

One Manhattanville Rd.                    191 Peachtree St.
Purchase, NY 10577                        Atlanta, GA 30303
Tel: (914) 697-2100                       Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                     Post Petition
                                                                 Totals
For Period from June 30, 2003 through July 31, 2003

Opening Cash Balance - 6/30/03                                 $ 127,755  (Concentration Account)

Inflows:
Customer Collections                                                   5
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                3,784
-------------------------------------------------------------------------
Total Inflows                                                      3,789
------------------------------------------------------------------------------------------------------------------
                                                                                     Distribution of Outflows
Outflows:                                                                        NewPower          The NewPower
Post Petition:                                                                Holdings, Inc.          Company
--------------                                                                --------------       ------------
Call Center (Sitel)
Professionals - Bankruptcy                                           624                624
Consulting Fees                                                        3                                        3
Gas Systems & IT Infrastructure (Wipro)                               22                                       22
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                             5                                        5
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                       13                                       13
Rent                                                                   1                  1
Insurance                                                              4                                        4
Utilities (Heat, Hydro, Phone, etc.)                                   9                                        9
Customer Refunds                                                       7                                        7
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                               91                 79                    13
Power                                                                 (2)                                      (2)
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                                                     1                                        1
State Tax Payments                                                    15                                       15
Enron payments
Other Vendors   - Class Two Claims                                     2                                        2
------------------------------------------------------------------------------------------------------------------
Total Outflows                                                       795                704                    92
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Cash Flows                                                     2,994
-------------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                            $130,749
======================================================-------------------




                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from June 30, 2003 through July 31, 2003
Amounts in $000's


Accounts Receivable at Petition Date:     $ 75,200


Beginning of Month Balance*  - Gross      $ 13,482 (per 6/30/03 G/L)
PLUS:  Current Month New Billings                - (July revenue)
LESS:  Collections During the Month             (5)
                                          -------------
End of Month Balance - Gross              $ 13,477 (per 7/31/03 G/L)
Allowance for Doubtful Accounts            (13,477)
                                          -------------

End of Month Balance - Net of Allowance   $      -
                                          =============

                       Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                              AR Aging for Post Petition Receivables

                               Current     > 30 days    > 60 days      Total
                              ------------------------------------------------

                              $      -     $       -    $     111      $ 111

                                                                Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from June 30, 2003 through July 31, 2003
Amounts in $000's


See attached System Generated A/P reports as of 7/31/02 (Attachements 2A and
2B). Note: NewPower changed accounting systems effective 6/30 resulting in report format changes

Beginning of Period Balance              $ 962 (per 6/30/03 G/L)
PLUS:  New Indebtedness Incurred           148
LESS:  Amounts Paid on A/P                (476)
                                         -------

End of Month Balance                     $ 634 (per 7/31/03 G/L)
                                         =======


Enron is our only secured creditor. We made no payments to Enron during the period.


                                            The New Power Company
                                                  AP Summary
                                             As of July 31, 2003

                                              Type              Date              Num                        Balance
                                              ---------------   -----------    -------------          -----------------
Arnold & Porter
                                              Bill Pmt -Check   07/22/2003     200109                        -22,235.25
                                              Opening Balance   06/30/2003                                    68,793.91
                                                                                                      ------------------
Total Arnold & Porter                                                                                         46,558.66


AT&T
                                              Opening Balance   06/30/2003                                        64.35
                                                                                                      ------------------
Total AT&T                                                                                                        64.35


Bracewell Patterson
                                              Bill Pmt -Check   07/22/2003     200110                           -805.76
                                              Opening Balance   06/30/2003                                     1,280.76
                                                                                                      ------------------
Total Bracewell Patterson                                                                                        475.00


Carroll & Gross
                                              Bill Pmt -Check   07/22/2003     200111                         -7,137.30
                                              Opening Balance   06/30/2003                                    30,318.14
                                                                                                      ------------------
Total Carroll & Gross                                                                                         23,180.84


Cinergy
                                              Credit            06/30/2003                                        -4.60
                                                                                                      ------------------
Total Cinergy                                                                                                     -4.60


D'Arcangelo & Co. LLP
                                              Opening Balance   06/30/2003                                     4,668.96
                                                                                                      ------------------
Total D'Arcangelo & Co. LLP                                                                                    4,668.96


Deloitte & Touche LLP
                                              Opening Balance   06/30/2003                                    29,676.20
                                                                                                      ------------------
Total Deloitte & Touche LLP                                                                                   29,676.20


Direct TV
                                              Opening Balance   06/30/2003                                        84.82
                                                                                                      ------------------
Total Direct TV                                                                                                   84.82


Energy America
                                              Bill              07/10/2003     Customer Refund                 3,089.51
                                                                                                      ------------------
Total Energy America                                                                                           3,089.51



                                                                                                      Exhibit 2A Page 1 of 12

                                            The New Power Company
                                                  AP Summary
                                             As of July 31, 2003

                                              Type              Date              Num                        Balance
                                              ---------------   -----------    -------------          -----------------

Kenyon & Kenyon
                                              Opening Balance   06/30/2003                                     3,318.90
                                                                                                      ------------------
Total Kenyon & Kenyon                                                                                          3,318.90


King and Spalding
                                              Opening Balance   06/30/2003                                     1,563.21
                                                                                                      ------------------
Total King and Spalding                                                                                        1,563.21


Leboeuf, Lamb, Greene & Macrae
                                              Bill Pmt -Check   07/22/2003     200115                        -54,594.28
                                              Opening Balance   06/30/2003                                    58,680.34
                                                                                                      ------------------
Total Leboeuf, Lamb, Greene & Macrae                                                                           4,086.06


Morris, Manning and Martin, LLP
                                              Opening Balance   06/30/2003                                    31,936.70
                                              Bill Pmt - Check  07/22/2003                                   -31,936.70
                                                                                                      ------------------
Total Morris, Manning and Martin, LLP                                                                              0.00


Next Energy
                                              Opening Balance   06/30/2003                                     4,020.00
                                                                                                      ------------------
Total Next Energy                                                                                              4,020.00


NIPSCO
                                              Opening Balance   06/30/2003                                   -10,548.95
                                                                                                      ------------------
Total NIPSCO                                                                                                 -10,548.95


Parker, Hudson, Rainer & Dobbs
                                              Bill              07/16/2003     Inv. # 111466                   2,849.00
                                              Bill              07/16/2003     Invoice # 111467                1,786.40
                                              Opening Balance   06/30/2003                                    36,292.50
                                                                                                      ------------------
Total Parker, Hudson, Rainer & Dobbs                                                                          40,927.90


PJM
                                              Credit            06/30/2003                                   -25,548.10
                                                                                                      ------------------
Total PJM                                                                                                    -25,548.10


SFI
                                              Opening Balance   06/30/2003                                    45,303.83
                                                                                                      ------------------
Total SFI                                                                                                     45,303.83


                                                                                                      Exhibit 2A Page 2 of 12


                                            The New Power Company
                                                  AP Summary
                                             As of July 31, 2003

                                              Type              Date              Num                        Balance
                                              ---------------   -----------    -------------          -----------------

Sidley Austin Brown & Wood
                                              Bill Pmt -Check   07/22/2003     200113                       -261,772.45
                                              Opening Balance   06/30/2003                                   680,810.55
                                              Bill              07/22/2003     Inv. 23033301A                 43,838.40
                                                                                                      ------------------
Total Sidley Austin Brown & Wood                                                                             462,876.50


Steve Davis Consulting
                                              Opening Balance   06/30/2003                                       350.00
                                                                                                      ------------------
Total Steve Davis Consulting                                                                                     350.00


Sutherland Asbill & Brennan, LLC
                                              Opening Balance   07/08/2003                                      -208.11
                                                                                                      ------------------
Total Sutherland Asbill & Brennan, LLC                                                                          -208.11


UPS
                                              Opening Balance   06/30/2003                                       157.70
                                                                                                      ------------------
Total UPS                                                                                                        157.70


Vorys, Sater, Seymour and Pease
                                              Bill Pmt -Check   07/22/2003     200114                           -526.50
                                              Opening Balance   06/30/2003                                       975.25
                                                                                                      ------------------
Total Vorys, Sater, Seymour and Pease                                                                            448.75
                                                                                                      ------------------

TOTAL                                                                                                        634,541.43
                                                                                                      ==================

                                                                                                      Exhibit 2A Page 3 of 12



                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------
Affiliated Warehouses, Inc.                                                                                              0.00
                                           Bill             07/08/2003  Inv. 14998                  1,000.33         1,000.33
                                           Bill Pmt -Check  07/09/2003  200026                     -1,000.33             0.00
                                                                                                 ------------  ---------------
Total Affiliated Warehouses, Inc.                                                                       0.00             0.00

Amy Jo Ptaszek-Leszynski                                                                                                 0.00
                                           Bill             07/10/2003  Customer Refund                78.36            78.36
                                           Bill Pmt -Check  07/10/2003  200046                        -78.36             0.00
                                                                                                 ------------  ---------------
Total Amy Jo Ptaszek-Leszynski                                                                          0.00             0.00

Arnold & Porter                                                                                                     68,793.91
                                           Bill Pmt -Check  07/22/2003  200109                    -22,235.25        46,558.66
                                                                                                 ------------  ---------------
Total Arnold & Porter                                                                             -22,235.25        46,558.66

AT &T                                                                                                                    0.00
                                           Bill             07/08/2003  ref: 914-697-2100           2,096.17         2,096.17
                                           Bill Pmt -Check  07/09/2003  200027                     -2,096.17             0.00
                                                                                                 ------------  ---------------
Total AT &T                                                                                             0.00             0.00

AT&T                                                                                                                    64.35
                                           Bill Pmt -Check  07/09/2003  200028                          0.00            64.35
                                                                                                 ------------  ---------------
Total AT&T                                                                                              0.00            64.35

Bracewell Patterson                                                                                                  1,280.76
                                           Bill Pmt -Check  07/22/2003  200110                       -805.76           475.00
                                                                                                 ------------  ---------------
Total Bracewell Patterson                                                                            -805.76           475.00

Caitlin Grey                                                                                                             0.00
                                           Bill             07/10/2003  Customer Refund                27.19            27.19
                                           Bill Pmt -Check  07/10/2003  200047                        -27.19             0.00
                                                                                                 ------------  ---------------
Total Caitlin Grey                                                                                      0.00             0.00

Caroline Woebse                                                                                                          0.00
                                           Bill             07/10/2003  Customer Refund               597.90           597.90
                                           Bill Pmt -Check  07/10/2003  200048                       -597.90             0.00
                                                                                                 ------------  ---------------
Total Caroline Woebse                                                                                   0.00             0.00

Carroll & Gross                                                                                                     30,318.14
                                           Bill Pmt -Check  07/22/2003  200111                     -7,137.30        23,180.84
                                                                                                 ------------  ---------------
Total Carroll & Gross                                                                              -7,137.30        23,180.84

Charles Rubens                                                                                                           0.00
                                           Bill             07/10/2003  Customer Refund                47.97            47.97
                                           Bill Pmt -Check  07/10/2003  200049                        -47.97             0.00
                                                                                                 ------------  ---------------
Total Charles Rubens                                                                                    0.00             0.00



                                                                                                      Exhibit 2B Page 4 of 12

                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------

Cinergy                                                                                                                 -4.60
Total Cinergy                                                                                                           -4.60

Cliffen Fruge                                                                                                            0.00
                                           Bill             07/10/2003  Customer Refund                25.33            25.33
                                           Bill Pmt -Check  07/10/2003  200050                        -25.33             0.00
                                                                                                 ------------  ---------------
Total Cliffen Fruge                                                                                     0.00             0.00

Collins Brothers Moving Corp.                                                                                            0.00
                                           Bill             07/08/2003  Order No. 91655-01          3,915.00         3,915.00
                                           Bill Pmt -Check  07/09/2003  200029                     -3,915.00             0.00
                                                                                                 ------------  ---------------
Total Collins Brothers Moving Corp.                                                                     0.00             0.00

Computer Information Services, Inc.                                                                                      0.00
                                           Bill             07/16/2003  Invoice 8847                  286.20           286.20
                                           Bill Pmt -Check  07/16/2003  200073                       -286.20             0.00
                                                                                                 ------------  ---------------
Total Computer Information Services, Inc.                                                               0.00             0.00

CT Corporation System                                                                                                    0.00
                                           Bill             07/16/2003  Inv # 2002231600-00           280.00           280.00
                                           Bill Pmt -Check  07/16/2003  200074                       -280.00             0.00
                                                                                                 ------------  ---------------
Total CT Corporation System                                                                             0.00             0.00

D'Arcangelo & Co. LLP                                                                                                4,668.96
                                           Bill Pmt -Check  07/09/2003                                  0.00         4,668.96
                                                                                                 ------------  ---------------
Total D'Arcangelo & Co. LLP                                                                             0.00         4,668.96

Deloitte & Touche LLP                                                                                               29,676.20
                                           Bill Pmt -Check  07/09/2003                                  0.00        29,676.20
                                                                                                 ------------  ---------------
Total Deloitte & Touche LLP                                                                             0.00        29,676.20

Direct TV                                                                                                               84.82
                                           Bill Pmt -Check  07/09/2003                                  0.00            84.82
                                                                                                 ------------  ---------------
Total Direct TV                                                                                         0.00            84.82

Doris Isom                                                                                                               0.00
                                           Bill             07/10/2003  Customer Refund               146.66           146.66
                                           Bill Pmt -Check  07/10/2003  200051                       -146.66             0.00
                                                                                                 ------------  ---------------
Total Doris Isom                                                                                        0.00             0.00

Edward Bollinger                                                                                                         0.00
                                           Bill             07/10/2003  Customer Refund               129.79           129.79
                                           Bill Pmt -Check  07/10/2003  200052                       -129.79             0.00
                                                                                                 ------------  ---------------
Total Edward Bollinger                                                                                  0.00             0.00



                                                                                                      Exhibit 2B Page 5 of 12

                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------

Energy America                                                                                                           0.00
                                           Bill             07/10/2003  Customer Refund             3,089.51         3,089.51
                                           Bill Pmt -Check  07/10/2003  200053                          0.00         3,089.51
                                                                                                 ------------  ---------------
Total Energy America                                                                                3,089.51         3,089.51

Greg Schulte                                                                                                             0.00
                                           Bill             07/08/2003  Inv. 4021                   7,750.00         7,750.00
                                           Bill Pmt -Check  07/09/2003  200030                     -7,750.00             0.00
                                                                                                 ------------  ---------------
Total Greg Schulte                                                                                      0.00             0.00

Gretchen Crist                                                                                                           0.00
                                           Bill             07/08/2003  Exp. 02/14/03                 194.84           194.84
                                           Bill Pmt -Check  07/09/2003  200031                       -194.84             0.00
                                                                                                 ------------  ---------------
Total Gretchen Crist                                                                                    0.00             0.00

IKON Office Solutions                                                                                                    0.00
                                           Bill             07/08/2003  Inv. 15541710                 137.80           137.80
                                           Bill             07/08/2003  Inv. 15141557                 307.35           445.15
                                           Bill Pmt -Check  07/09/2003  200032                       -445.15             0.00
                                           Bill             07/10/2003  Inv. No. 15162545             210.41           210.41
                                           Bill Pmt -Check  07/10/2003  200054                       -210.41             0.00
                                                                                                 ------------  ---------------
Total IKON Office Solutions                                                                             0.00             0.00

James Hayes                                                                                                              0.00
                                           Bill             07/10/2003  Customer Refund               101.30           101.30
                                           Bill Pmt -Check  07/10/2003  200055                       -101.30             0.00
                                                                                                 ------------  ---------------
Total James Hayes                                                                                       0.00             0.00

James Malone                                                                                                             0.00
                                           Bill             07/08/2003  Expenses 7/7/03               437.92           437.92
                                           Bill Pmt -Check  07/09/2003  200033                       -437.92             0.00
                                                                                                 ------------  ---------------
Total James Malone                                                                                      0.00             0.00

Kaster Moving Co. Inc.                                                                                                   0.00
                                           Bill             07/08/2003  Inv. R185                   1,282.65         1,282.65
                                           Bill Pmt -Check  07/09/2003  200034                     -1,282.65             0.00
                                                                                                 ------------  ---------------
Total Kaster Moving Co. Inc.                                                                            0.00             0.00

Kathleen Magruder                                                                                                        0.00
                                           Bill             07/08/2003  Inv. fo 6/1-30/03           3,480.91         3,480.91
                                           Bill Pmt -Check  07/09/2003  200035                     -3,480.91             0.00
                                                                                                 ------------  ---------------
Total Kathleen Magruder                                                                                 0.00             0.00



                                                                                                      Exhibit 2B Page 6 of 12

                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------

Kenyon & Kenyon                                                                                                      3,318.90
                                           Bill Pmt -Check  07/09/2003                                  0.00         3,318.90
                                                                                                 ------------  ---------------
Total Kenyon & Kenyon                                                                                   0.00         3,318.90

Kim Cooper Cleaners                                                                                                      0.00
                                           Bill             07/10/2003  Customer Refund               247.03           247.03
                                           Bill Pmt -Check  07/10/2003  200056                       -247.03             0.00
                                                                                                 ------------  ---------------
Total Kim Cooper Cleaners                                                                               0.00             0.00

King and Spalding                                                                                                    1,563.21
                                           Bill Pmt -Check  07/09/2003                                  0.00         1,563.21
                                                                                                 ------------  ---------------
Total King and Spalding                                                                                 0.00         1,563.21

Leboeuf, Lamb, Greene & Macrae                                                                                      58,680.34
                                           Bill             07/16/2003  Invoice # 341150           10,139.84        68,820.18
                                           Bill Pmt -Check  07/16/2003  200075                    -10,139.84        58,680.34
                                           Bill Pmt -Check  07/22/2003  200115                    -54,594.28         4,086.06
                                                                                                 ------------  ---------------
Total Leboeuf, Lamb, Greene & Macrae                                                              -54,594.28         4,086.06

Lois Lominac                                                                                                             0.00
                                           Bill             07/10/2003  Customer Refund               171.19           171.19
                                           Bill Pmt -Check  07/10/2003  200057                       -171.19             0.00
                                                                                                 ------------  ---------------
Total Lois Lominac                                                                                      0.00             0.00

Loydell Kaltwasser                                                                                                       0.00
                                           Bill             07/10/2003  Customer Refund                25.33            25.33
                                           Bill Pmt -Check  07/10/2003  200058                        -25.33             0.00
                                                                                                 ------------  ---------------
Total Loydell Kaltwasser                                                                                0.00             0.00

Michael Phillips                                                                                                         0.00
                                           Bill             07/10/2003  Customer Refund                32.36            32.36
                                           Bill Pmt -Check  07/10/2003  200059                        -32.36             0.00
                                                                                                 ------------  ---------------
Total Michael Phillips                                                                                  0.00             0.00

Morris, Manning & martin, LLP                                                                                       31,936.70
                                           Bill             07/16/2003  Stmt. 250356                6,415.83        38,352.53
                                           Bill Pmt -Check  07/16/2003  200076                     -6,415.83        31,936.70
                                           Bill Pmt -Check  07/22/2003  200112                    -31,936.70             0.00
                                                                                                 ------------  ---------------
Total Morris, Manning & martin, LLP                                                               -31,936.70             0.00

Mr. Ari Benacerraf                                                                                                       0.00
                                           Bill             07/16/2003                              1,000.00         1,000.00
                                           Bill Pmt -Check  07/16/2003  200077                     -1,000.00             0.00
                                                                                                 ------------  ---------------
Total Mr. Ari Benacerraf                                                                                0.00             0.00


                                                                                                      Exhibit 2B Page 7 of 12

                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------

Mr. Gene Shanks                                                                                                          0.00
                                           Bill             07/16/2003                              2,500.00         2,500.00
                                           Bill Pmt -Check  07/16/2003  200078                     -2,500.00             0.00
                                                                                                 ------------  ---------------
Total Mr. Gene Shanks                                                                                   0.00             0.00

Mr. H. Eugene Lockhart                                                                                                   0.00
                                           Bill             07/16/2003                              2,000.00         2,000.00
                                           Bill Pmt -Check  07/16/2003  200079                     -2,000.00             0.00
                                                                                                 ------------  ---------------
Total Mr. H. Eugene Lockhart                                                                            0.00             0.00

Mr. Richard Weill                                                                                                        0.00
                                           Bill             07/16/2003                              2,500.00         2,500.00
                                           Bill Pmt -Check  07/16/2003  200080                     -2,500.00             0.00
                                                                                                 ------------  ---------------
Total Mr. Richard Weill                                                                                 0.00             0.00

Mr. William Jacobs                                                                                                       0.00
                                           Bill             07/16/2003                              1,000.00         1,000.00
                                           Bill Pmt -Check  07/16/2003  200081                     -1,000.00             0.00
                                                                                                 ------------  ---------------
Total Mr. William Jacobs                                                                                0.00             0.00

Next Energy                                                                                                          4,020.00
                                           Bill Pmt -Check  07/09/2003                                  0.00         4,020.00
                                                                                                 ------------  ---------------
Total Next Energy                                                                                       0.00         4,020.00

NIPSCO                                                                                                             -10,548.95
Total NIPSCO                                                                                                       -10,548.95

Orlando Garcia                                                                                                           0.00
                                           Bill             07/08/2003  Customer Refund               100.00           100.00
                                           Bill Pmt -Check  07/09/2003  200036                       -100.00             0.00
                                                                                                 ------------  ---------------
Total Orlando Garcia                                                                                    0.00             0.00

Parker, Hudson, Rainer & Dobbs                                                                                      36,292.50
                                           Bill Pmt -Check  07/09/2003                                  0.00        36,292.50
                                           Bill             07/16/2003  Inv. # 111466 RTD          11,408.30        47,700.80
                                           Bill             07/16/2003  Inv. # 111466               2,849.00        50,549.80
                                           Bill             07/16/2003  Inv. # 111467               7,751.11        58,300.91
                                           Bill             07/16/2003  Invoice # 111467            1,786.40        60,087.31
                                           Bill Pmt -Check  07/16/2003  200082                    -19,159.41        40,927.90
                                                                                                 ------------  ---------------
Total Parker, Hudson, Rainer & Dobbs                                                                4,635.40        40,927.90


                                                                                                      Exhibit 2B Page 8 of 12

                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------

Pink Sheets LLC                                                                                                          0.00
                                           Bill             07/10/2003  Inv. 151443                   308.16           308.16
                                           Bill Pmt -Check  07/10/2003  200060                       -308.16             0.00
                                                                                                 ------------  ---------------
Total Pink Sheets LLC                                                                                   0.00             0.00

Pitney Bowes Credit Corporation                                                                                          0.00
                                           Bill             07/10/2003  Inv. 5309423-JN03           1,200.55         1,200.55
                                           Bill Pmt -Check  07/10/2003  200061                     -1,200.55             0.00
                                                                                                 ------------  ---------------
Total Pitney Bowes Credit Corporation                                                                   0.00             0.00
PJM                                                                                                                -25,548.10
Total PJM                                                                                                          -25,548.10

Premier Corporate Services                                                                                               0.00
                                           Bill             07/16/2003  Invoice 20031887              138.00           138.00
                                           Bill Pmt -Check  07/16/2003  200083                       -138.00             0.00
                                                                                                 ------------  ---------------
Total Premier Corporate Services                                                                        0.00             0.00

Rand Insurance, Inc.                                                                                                     0.00
                                           Bill             07/08/2003  Client 6688                 2,369.86         2,369.86
                                           Bill Pmt -Check  07/09/2003  200037                     -2,369.86             0.00
                                                                                                 ------------  ---------------
Total Rand Insurance, Inc.                                                                              0.00             0.00

Raymond Walter                                                                                                           0.00
                                           Bill             07/10/2003  Customer Refund                25.33            25.33
                                           Bill Pmt -Check  07/10/2003  200062                        -25.33             0.00
                                                                                                 ------------  ---------------
Total Raymond Walter                                                                                    0.00             0.00

Rebecca Deming                                                                                                           0.00
                                           Bill             07/10/2003  customer refund               105.72           105.72
                                           Bill Pmt -Check  07/10/2003  200063                       -105.72             0.00
                                                                                                 ------------  ---------------
Total Rebecca Deming                                                                                    0.00             0.00

Related Properties Corp.                                                                                                 0.00
                                           Bill             07/08/2003  Act. 620032                   306.62           306.62
                                           Bill Pmt -Check  07/09/2003  200038                       -306.62             0.00
                                                                                                 ------------  ---------------
Total Related Properties Corp.                                                                          0.00             0.00


                                                                                                      Exhibit 2B Page 9 of 12

                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------

Role Technology LLC                                                                                                      0.00
                                           Bill             07/08/2003  June Move Services          8,341.65         8,341.65
                                           Bill             07/08/2003  Early June Support          2,090.00        10,431.65
                                           Bill             07/08/2003  veritas Invoice                89.00        10,520.65
                                           Bill Pmt -Check  07/09/2003  200039                    -10,520.65             0.00
                                           Bill             07/16/2003  Tape Oder                     704.90           704.90
                                           Bill Pmt -Check  07/16/2003  200084                       -704.90             0.00
                                                                                                 ------------  ---------------
Total Role Technology LLC                                                                               0.00             0.00

Santella Electric Co., Inc.                                                                                              0.00
                                           Bill             07/08/2003  Inv. 3406                     883.78           883.78
                                           Bill Pmt -Check  07/09/2003  200040                       -883.78             0.00
                                                                                                 ------------  ---------------
Total Santella Electric Co., Inc.                                                                       0.00             0.00

Scherers Conferencing                                                                                                    0.00
                                           Bill             07/08/2003  Act. #: 008273                364.10           364.10
                                           Bill Pmt -Check  07/09/2003  200041                       -364.10             0.00
                                                                                                 ------------  ---------------
Total Scherers Conferencing                                                                             0.00             0.00

SFI                                                                                                                 45,303.83
                                           Bill Pmt -Check  07/09/2003                                  0.00        45,303.83
                                                                                                 ------------  ---------------
Total SFI                                                                                               0.00        45,303.83

Sheriff of Putnam County                                                                                                 0.00
                                           Bill             07/16/2003  Act. # 14052917               589.32           589.32
                                           Bill Pmt -Check  07/16/2003  200085                       -589.32             0.00
                                                                                                 ------------  ---------------
Total Sheriff of Putnam County                                                                          0.00             0.00

Sidley Austin Brown & Wood                                                                                         680,810.55
                                           Bill Pmt -Check  07/22/2003  200113                   -261,772.45       419,038.10
                                           Bill             07/22/2003  Inv. 23033301A             43,838.40       462,876.50
                                                                                                 ------------  ---------------
Total Sidley Austin Brown & Wood                                                                 -217,934.05       462,876.50

Stanley Schultz                                                                                                          0.00
                                           Bill             07/10/2003  Customer Refund                25.33            25.33
                                           Bill Pmt -Check  07/10/2003  200064                        -25.33             0.00
                                                                                                 ------------  ---------------
Total Stanley Schultz                                                                                   0.00             0.00

Stephen Archangel                                                                                                        0.00
                                           Bill             07/10/2003  Customer Refund                25.33            25.33
                                           Bill Pmt -Check  07/10/2003  200065                        -25.33             0.00
                                                                                                 ------------  ---------------
Total Stephen Archangel                                                                                 0.00             0.00


                                                                                                      Exhibit 2B Page 10 of 12

                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------

Steve Davis Consulting                                                                                                 350.00
                                           Bill Pmt -Check  07/09/2003                                  0.00           350.00
                                                                                                 ------------  ---------------
Total Steve Davis Consulting                                                                            0.00           350.00

Sutherland Asbill & Brennan, LLC                                                                                         0.00
                                           Credit           07/08/2003                               -208.11          -208.11
                                                                                                 ------------  ---------------
Total Sutherland Asbill & Brennan, LLC                                                               -208.11          -208.11

The Good Table                                                                                                           0.00
                                           Bill             07/10/2003  Inv. No. 743                   18.69            18.69
                                           Bill Pmt -Check  07/10/2003  200066                        -18.69             0.00
                                                                                                 ------------  ---------------
Total The Good Table                                                                                    0.00             0.00

UCS Cleaning Services                                                                                                    0.00
                                           Bill             07/10/2003  Inv. 1328                     133.75           133.75
                                           Bill Pmt -Check  07/10/2003  200067                       -133.75             0.00
                                                                                                 ------------  ---------------
Total UCS Cleaning Services                                                                             0.00             0.00

UPS                                                                                                                    157.70
                                           Bill Pmt -Check  07/09/2003                                  0.00           157.70
                                                                                                 ------------  ---------------
Total UPS                                                                                               0.00           157.70

UPS Delivery                                                                                                             0.00
                                           Bill             07/08/2003  Inv. 0000A0X508253            202.64           202.64
                                           Bill Pmt -Check  07/09/2003  200042                       -202.64             0.00
                                           Bill             07/10/2003  Inv. 0000A0X508263             43.48            43.48
                                           Bill Pmt -Check  07/10/2003  200068                        -43.48             0.00
                                           Bill             07/16/2003  Inv. 0000A0X508273             28.94            28.94
                                           Bill Pmt -Check  07/16/2003  200086                        -28.94             0.00
                                                                                                 ------------  ---------------
Total UPS Delivery                                                                                      0.00             0.00

VeriCenter                                                                                                               0.00
                                           Bill             07/10/2003  Inv. 00015025               2,716.21         2,716.21
                                           Bill Pmt -Check  07/10/2003  200069                     -2,716.21             0.00
                                                                                                 ------------  ---------------
Total VeriCenter                                                                                        0.00             0.00

Verizon                                                                                                                  0.00
                                           Bill             07/16/2003  914-697-2100-127-691        3,557.29         3,557.29
                                           Bill             07/16/2003  203-861-9864-860-696           36.24         3,593.53
                                           Bill Pmt -Check  07/16/2003  200087                     -3,593.53             0.00
                                                                                                 ------------  ---------------
Total Verizon                                                                                           0.00             0.00



                                                                                                      Exhibit 2B Page 11 of 12

                                                    The New Power Company
                                                    Vendor Balance Detail
                                                     As of July 31, 2003

                                                Type          Date               Num               Amount         Balance
                                           --------------- ------------ -----------------------  ------------  ---------------

Vorys, Sater, Seymour and Pease                                                                                        975.25
                                           Bill             07/16/2003  Inv. 451341                 4,402.85         5,378.10
                                           Bill Pmt -Check  07/16/2003  200088                     -4,402.85           975.25
                                           Bill Pmt -Check  07/22/2003  200114                       -526.50           448.75
                                                                                                 ------------  ---------------
Total Vorys, Sater, Seymour and Pease                                                                -526.50           448.75

William Kilrain                                                                                                          0.00
                                           Bill             07/10/2003  Customer Refund                42.55            42.55
                                           Bill Pmt -Check  07/10/2003  200070                        -42.55             0.00
                                                                                                 ------------  ---------------
                                                                                                 ------------  ---------------
Total William Kilrain                                                                                   0.00             0.00
                                                                                                 ------------  ---------------

TOTAL                                                                                            -327,653.04       634,541.43
                                                                                                 ============  ===============



                                                                                                      Exhibit 2B Page 12 of 12



                                                                Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from June 30, 2003 through July 31, 2003
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date    $ 15,587


Inventory at Beginning of Period      $      - (per 6/30/03 G/L)
PLUS:  Inventrory Purchased                  -  (per daily cash report)
LESS:  Inventory Used or Sold                -
                                      ------------

End of Month Balance                  $      - (per 7/31/03 G/L)
                                      =============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date           $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period   $      -
Less:  Depreciation Expense                  -
Less:  Dispositions                          -
Add:  Purchases                              -
                                      ---------

Fixed Assets at End of Period         $      -
                                      =========

                                                                Attachment 4
                                                                Page 1 of 14


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance      $ 127,747,538.20
Total Deposits         $   3,790,317.50
Total Payments         $     797,406.61
Closing Balance        $ 130,740,449.09
Service Charges        $       5,286.19

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                Attachment 4
                                                                Page 2 of 14


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          NewPower Enron Segregated A/C
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance        $     1,005.37
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance               $1,005.37
Service Charges        N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 3 of 14


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:    Payroll

Beginning Balance               $690.03
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                 $690.03
Service Charges        N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 4 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          NewPower ACH Account
Account Number:
Purpose of Account:    ACH (T&E)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 5 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                 $0.00
Total Deposits              $697,496.08
Total Payments              $697,496.08
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period                  200026
Last Check issued this Period                   200132
Total # of checks issued this Period               104

                                                                Attachment 4
                                                                Page 6 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:    Controlled Disbursements (Customer Refunds)

Beginning Balance                 $0.00
Total Deposits                $3,825.84
Total Payments                $3,827.84
Closing Balance                  ($2.00)
Service Charges        N/A

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period               NA

                                                                Attachment 4
                                                                Page 7 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          First Union/ Wachovia
Branch:                Herndon, VA
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Natural Gas Collections

Beginning Balance                 $0.00
Total Deposits                $5,847.25
Total Payments                $4,161.76
Closing Balance               $1,685.49
Service Charges        N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

                                                                Attachment 4
                                                                Page 8 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/ IBM Collections

Beginning Balance             $4,641.17
Total Deposits                $1,291.24
Total Payments                $1,672.83
Closing Balance               $4,259.58
Service Charges               $1,251.33

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                Attachment 4
                                                                Page 9 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit
Account Name:          The New Power Company
Account Number:
Purpose of Account:    CAN$ Operating A/C

Beginning Balance             $2,586.71 CAN$
Total Deposits
Total Payments                  $15.50
Closing Balance              $2,571.21
Service Charges                $ 15.50

First Check issued this Period                   NA
Last Check issued this Period                    NA
Total # of checks issued this Period              0

                                                                Attachment 4
                                                                Page 10 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/AES Collections

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period                      N/A
Last Check issued this Period                       N/A
Total # of checks issued this Period                N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 11 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit
Account Name:          The New Power Company
Account Number:
Purpose of Account:    US$ A/C

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 12 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          The New Power Company
Account Number:
Purpose of Account:    WildCard ATM Settlement

Beginning Balance            $46,075.77
Total Deposits                    $0.00
Total Payments               $46,075.77
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 13 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period             None
Last Check issued this Period              None
Total # of checks issued this Period       None


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 14 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      7/01/2003-7/31/2003

Name of Bank:          Credit Suisse Asset Management
Branch:                466 Lexington Ave.  NY, NY
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Short Term Cash Mgmt Portfolio

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                                ACCOUNT CLOSED



                                                                The New Power Company
                                                             July 2003 Check Register

                          Type             Date          Num                        Name                       Amount
                     ----------------   ------------   ---------    -------------------------------------   --------------
Jul - Aug 03
                     Bill Pmt -Check     07/09/2003    200026       Affiliated Warehouses, Inc.                  1,000.33
                     Bill Pmt -Check     07/09/2003    200027       AT &T                                        2,096.17
                     Bill Pmt -Check     07/09/2003    200028       AT&T                                             0.00
                     Bill Pmt -Check     07/09/2003    200029       Collins Brothers Moving Corp.                3,915.00
                     Bill Pmt -Check     07/09/2003    200030       Greg Schulte                                 7,750.00
                     Bill Pmt -Check     07/09/2003    200031       Gretchen Crist                                 194.84
                     Bill Pmt -Check     07/09/2003    200032       IKON Office Solutions                          445.15
                     Bill Pmt -Check     07/09/2003    200033       James Malone                                   437.92
                     Bill Pmt -Check     07/09/2003    200034       Kaster Moving Co. Inc.                       1,282.65
                     Bill Pmt -Check     07/09/2003    200035       Kathleen Magruder                            3,480.91
                     Bill Pmt -Check     07/09/2003    200036       Orlando Garcia                                 100.00
                     Bill Pmt -Check     07/09/2003    200037       Rand Insurance, Inc.                         2,369.86
                     Bill Pmt -Check     07/09/2003    200038       Related Properties Corp.                       306.62
                     Bill Pmt -Check     07/09/2003    200039       Role Technology LLC                         10,520.65
                     Bill Pmt -Check     07/09/2003    200040       Santella Electric Co., Inc.                    883.78
                     Bill Pmt -Check     07/09/2003    200041       Scherers Conferencing                          364.10
                     Bill Pmt -Check     07/09/2003    200042       UPS Delivery                                   202.64
                     Void                              200043       Void                                             0.00
                     Void                              200044       Void                                             0.00
                     Void                              200045       Void                                             0.00
                     Bill Pmt -Check     07/10/2003    200046       Amy Jo Ptaszek-Leszynski                        78.36
                     Bill Pmt -Check     07/10/2003    200047       Caitlin Grey                                    27.19
                     Bill Pmt -Check     07/10/2003    200048       Caroline Woebse                                597.90
                     Bill Pmt -Check     07/10/2003    200049       Charles Rubens                                  47.97
                     Bill Pmt -Check     07/10/2003    200050       Cliffen Fruge                                   25.33
                     Bill Pmt -Check     07/10/2003    200051       Doris Isom                                     146.66
                     Bill Pmt -Check     07/10/2003    200052       Edward Bollinger                               129.79
                     Bill Pmt -Check     07/10/2003    200053       Energy America                                   0.00
                     Bill Pmt -Check     07/10/2003    200054       IKON Office Solutions                          210.41
                     Bill Pmt -Check     07/10/2003    200055       James Hayes                                    101.30
                     Bill Pmt -Check     07/10/2003    200056       Kim Cooper Cleaners                            247.03
                     Bill Pmt -Check     07/10/2003    200057       Lois Lominac                                   171.19
                     Bill Pmt -Check     07/10/2003    200058       Loydell Kaltwasser                              25.33
                     Bill Pmt -Check     07/10/2003    200059       Michael Phillips                                32.36
                     Bill Pmt -Check     07/10/2003    200060       Pink Sheets LLC                                308.16

                                                                                          Exhibit 5 Page 1 of 3 Account 601-858467
                                                                                                     Note:  Does not include wires

                                                                The New Power Company
                                                             July 2003 Check Register

                          Type             Date          Num                        Name                       Amount
                     ----------------   ------------   ---------    -------------------------------------   --------------
                     Bill Pmt -Check     07/10/2003    200061       Pitney Bowes Credit Corporation              1,200.55
                     Bill Pmt -Check     07/10/2003    200062       Raymond Walter                                  25.33
                     Bill Pmt -Check     07/10/2003    200063       Rebecca Deming                                 105.72
                     Bill Pmt -Check     07/10/2003    200064       Stanley Schultz                                 25.33
                     Bill Pmt -Check     07/10/2003    200065       Stephen Archangel                               25.33
                     Bill Pmt -Check     07/10/2003    200066       The Good Table                                  18.69
                     Bill Pmt -Check     07/10/2003    200067       UCS Cleaning Services                          133.75
                     Bill Pmt -Check     07/10/2003    200068       UPS Delivery                                    43.48
                     Bill Pmt -Check     07/10/2003    200069       VeriCenter                                   2,716.21
                     Bill Pmt -Check     07/10/2003    200070       William Kilrain                                 42.55
                     Check               07/10/2003    200071       Bonnie D. Bryant                               150.00
                     Check               07/10/2003    200072       Energy America                               3,089.51
                     Bill Pmt -Check     07/16/2003    200073       Computer Information Services, Inc.            286.20
                     Bill Pmt -Check     07/16/2003    200074       CT Corporation System                          280.00
                     Bill Pmt -Check     07/16/2003    200075       Leboeuf, Lamb, Greene & Macrae              10,139.84
                     Bill Pmt -Check     07/16/2003    200076       Morris, Manning & martin, LLP                6,415.83
                     Bill Pmt -Check     07/16/2003    200077       Mr. Ari Benacerraf                           1,000.00
                     Bill Pmt -Check     07/16/2003    200078       Mr. Gene Shanks                              2,500.00
                     Bill Pmt -Check     07/16/2003    200079       Mr. H. Eugene Lockhart                       2,000.00
                     Bill Pmt -Check     07/16/2003    200080       Mr. Richard Weill                            2,500.00
                     Bill Pmt -Check     07/16/2003    200081       Mr. William Jacobs                           1,000.00
                     Bill Pmt -Check     07/16/2003    200082       Parker, Hudson, Rainer & Dobbs              19,159.41
                     Bill Pmt -Check     07/16/2003    200083       Premier Corporate Services                     138.00
                     Bill Pmt -Check     07/16/2003    200084       Role Technology LLC                            704.90
                     Bill Pmt -Check     07/16/2003    200085       Sheriff of Putnam County                       589.32
                     Bill Pmt -Check     07/16/2003    200086       UPS Delivery                                    28.94
                     Bill Pmt -Check     07/16/2003    200087       Verizon                                      3,593.53
                     Bill Pmt -Check     07/16/2003    200088       Vorys, Sater, Seymour and Pease              4,402.85
                     Check               07/16/2003    200089       Leboeuf, Lamb, Greene & Macrae               7,296.00
                     Check               07/22/2003    200090       Sonara Carvalho                                165.00
                     Check               07/22/2003    200091       UPS Delivery                                    16.00
                     Check               07/22/2003    200092       Kaster Moving Co. Inc.                         808.75
                     Check               07/22/2003    200093       Fosdick Fulfillment Corporation              1,722.50
                     Check               07/22/2003    200094       Kaster Moving Co. Inc.                       1,888.45
                     Check               07/22/2003    200095       MCI                                            204.32
                     Check               07/22/2003    200096       Rand Insurance, Inc.                         1,569.62


                                                                                          Exhibit 5 Page 2 of 3 Account 601-858467
                                                                                                     Note:  Does not include wires



                                                                The New Power Company
                                                             July 2003 Check Register

                          Type             Date          Num                        Name                       Amount
                     ----------------   ------------   ---------    -------------------------------------   --------------
                     Check               07/22/2003    200097       United States Post Office                      235.20
                     Check               07/22/2003    200098       Computer Information Services, Inc.            132.50
                     Check               07/22/2003    200099       Computer Information Services, Inc.            397.50
                     Check               07/22/2003    200100       Computer Information Services, Inc.            286.20
                     Check               07/22/2003    200101       Computer Information Services, Inc.            397.50
                     Check               07/22/2003    200102       PACER Service Center                            96.81
                     Check               07/22/2003    200103       Denver W. Cox, Jr.                              15.96
                     Check               07/22/2003    200104       Gary L. Rose, Sheriff of Gilmer County          97.04
                     Check               07/22/2003    200105       Robert A. Rinehart                             502.34
                     Check               07/22/2003    200106       Sheriff of Wetzel Co.                        1,383.06
                     Check               07/22/2003    200107       James C. Jack, Sheriff & Treas                 713.36
                     Check               07/22/2003    200108       Dave Tucker, Sheriff/Treasurer              12,073.38
                     Bill Pmt -Check     07/22/2003    200109       Arnold & Porter                             22,235.25
                     Bill Pmt -Check     07/22/2003    200110       Bracewell Patterson                            805.76
                     Bill Pmt -Check     07/22/2003    200111       Carroll & Gross                              7,137.30
                     Bill Pmt -Check     07/22/2003    200112       Morris, Manning & martin, LLP               31,936.70
                     Bill Pmt -Check     07/22/2003    200113       Sidley Austin Brown & Wood                 261,772.45
                     Bill Pmt -Check     07/22/2003    200114       Vorys, Sater, Seymour and Pease                526.50
                     Bill Pmt -Check     07/22/2003    200115       Leboeuf, Lamb, Greene & Macrae              54,594.28
                     Check               07/22/2003    200116       Leboeuf, Lamb, Greene & Macrae                 692.69
                     Check               07/22/2003    200117       Sidley Austin Brown & Wood                 192,216.62
                     Check               07/22/2003    200118       Mr. John Waters                                215.03
                     Check               07/28/2003    200119       Scherers Conferencing                           96.62
                     Check               07/28/2003    200120       Verizon                                        104.70
                     Check               07/28/2003    200121       Verizon                                        294.48
                     Check               07/28/2003    200122       Iron Mountain Off-Site Data Protection         209.27
                     Check               07/28/2003    200123       SNET                                         2,007.26
                     Check               07/28/2003    200124       AT &T                                        3,572.80
                     Check               07/28/2003    200125       UPS Delivery                                    16.00
                     Check               07/28/2003    200126       Sheriff of Pocahontas County                   959.36
                     Check               07/28/2003    200127       Poorman-Douglas Corporation                  3,361.87
                     Check               07/28/2003    200128       Sheriff of Preston County                    4,412.58
                     Check               07/28/2003    200129       S. F. Greiner, Sheriff of Wood Co.           1,076.50
                     Check               07/28/2003    200130       A.C. Cheuvront, Sheriff of Wirt County         119.30
                     Check               07/28/2003    200131       Clark D. Sinclair                               29.46
                     Check               07/28/2003    200132       Bracewell Patterson                             38.22



                                                                                          Exhibit 5 Page 3 of 3 Account 601-858467
                                                                                                     Note:  Does not include wires



                                                                Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from June 30, 2003 through July 31, 2003
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                              Attachment 7A



NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from June 30, 2003 through July 31, 2003
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                       Full Time  Part Time
# of Employees at beginning of period                          5           -
# hired during the period                                      -           -
# terminated/resigned during period                           (1)          -
                                                      ----------------------
# employees on payroll - end of period                         4           -
                                                      ======================

# of employees on temporary consulting assignments                         3


Confirmation of Insurance
-------------------------

See supplemental attachment.*

*Omitted

                                                                Attachment 7B
                                                                (Supplemental)

                  Payments made to insiders 7/1/03 - 7/31/03
Payments are in gross amts

Name                    Title                                   Amount        Date        Type
FOSTER, MARY            President, Co-CEO                       $10,416.67    7/15/2003 Salary for pay period 07/1 - 07/15
                                                                $10,416.67    7/31/2003 Salary for pay period 07/16 - 07/31


MALONE, JAMES           President, Co-CEO                       $12,500.00    7/15/2003 Salary for pay period 07/1 - 07/15
                                                                $12,500.00    7/31/2003 Salary for pay period 07/16 - 07/31

PETIZON, ALICE          Vice President Law & Gov. Affairs       $ 9,375.00    7/15/2003 Salary for pay period 07/1 - 07/15
                                                                $ 9,375.00    7/31/2003 Salary for pay period 07/16 - 07/31


                                                                ---------------

                                                                $64,583.34
                                                                ===============



                                                                Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from June 30, 2003 through July 31, 2003


On July 14, 2003 an Order was filed with the Bankruptcy Court approving a Settlement of Dispute between The NewPower Company ("The Company") and Southern Company Gas, LLC ("Southern"). The Company and Southern were parties to an Asset Purchase Agreement ("APA") under the terms of which Southern was authorized to withhold at closing approximatley $11 million, representing 20% of the total purchase price ("Holdback"). Under the terms of the APA, the Holdback was to be released within 90 days of the July 19, 2002 closing date. On October 15, 2002, Southern Gas notified the Company that it would be remitting $6.2 million in payment but was retaining $4.8 million ("Adjusted Holdback") from the Holdback on account of alleged breaches by the Company of the APA.

Additionally, on April 24, 2003, Southern advised the Company that it had identified approximately $580 thousand in collections on accounts receivable ("Accounts Receivable") which were not included in the APA and that had been paid to Southern Gas.


The Company and Southern exchanged information regarding their respective positions and have engaged in substantial efforts to reslove the disputes without litigation. These efforts resulted in the parties' execution of the Settlement Agreement whereby, in exchange for mutual releases, Southern remited to the Company $3.7 million on July 29, 2003. This payment represents the total Adjusted Holdback amount less an agreed sum of $1.6 million, plus the Accounts Receivable collections less an agreed sum of $75 thousand to compensate Southern for its expenses.